Exhibit 99.1

Disclosures • Dr. Shorr has served as a consultant to, investigator for, or speaker for: Astellas, Cadence, Eli Lilly, J and J, GSK, Merck, Pfizer, Sanofi Aventis, & Theravance • Study was sponsored by Theravance Inc. Editorial support was provided by Zeena Nackerdien, Envision Pharma

Telavancin – A Novel Agent for Ventilator-Associated Pneumonia due to Staphylococcus aureus A.F. SHORR,1 M.S. NIEDERMAN,2 M.H. KOLLEF,3 A. TORRES,4 F. GENTER,5 H.D. FRIEDLAND,5 and G.R. COREY6 on behalf of the ATTAIN Study Group 1. Washington Hospital Center, Washington, DC 2. Winthrop University Hospital, Mineola, NY and SUNY, Stony Brook, NY 3. Washington University, St. Louis, MO 4. Hospital Clínic de Barcelona, Barcelona, Spain 5. Theravance, Inc., South San Francisco, CA 6. Duke University, Durham, NC

Introduction • Current agents approved for therapy of MRSA pneumonia – Vancomycin (VAN) – Linezolid – Quinupristin/dalfopristin – Teicoplanin • Telavancin (TLV) – Novel lipoglycopeptide with a multifunctional mechanism of action – Highly active in vitro against MRSA. – Activity unaffected by pulmonary surfactant – Studied in two double-blind, randomized trials for hospital-acquired pneumonia • Comparator agent: VAN • VAP accounted for substantial fraction of subjects • Primary endpoint clinical cure in all treated and clinically evaluable

(CE) population in each study • Secondary endpoint superiority in pooled MRSA CE subpopulation

Telavancin HAP Study Design • Interventions – TLV 10 mg/kg, IV, once daily – VAN 1gm, IV q 12 hrs with dose adjustments per local protocol • Endpoints – 1º: Clinical response at follow-up visit (7-14 d post EOT) – 2º: 28 day mortality – 2º: Adverse event rates • Statistical analysis – Univariate comparisons as appropriate – Logistic regression to control for baseline covariates

Results • Pooled trials included 1503 subjects – 28% with VAP • Overall, TLV non-inferior to VAN for clinical response – MAT • TLV 57.5% vs. VAN 56.1%; Diff 1.2% (95% CI -4.7%, 7.2%) – CE • TLV 82.4% vs. VAN 80.7%; Diff 1.7% (95% CI -4.3%, 7.7%) • All-cause mortality revealed no significant difference: – TLV 20.0% vs. VAN 18.6%; Diff 1.4% (95% CI -2.6%, 5.3%)

Objectives – Subgroup Analysis The objective of this post-hoc analysis was: • To describe outcomes in patients with S. aureus (MRSA) VAP treated with TLV vs. VAN • To explore the safety and tolerability of TLV in subjects with S. aureus VAP

Subgroup Analysis • Subjects – VAP (defined as new radiographic infiltrate with appropriate signs and symptoms in persons receiving at least 3 calendar days of MV) – Microbiologic evidence of SA infection (respiratory culture or blood culture) • Analysis Populations – Modified all treated (MAT) • Met entry criteria and had pathogen isolated at enrollment – Modified all treated with monomicrobial infection (MATm) • Sensitivity analysis to control for variability of Gram-negative pathogens, and Gram-negative coverage in mixed infections

Baseline Characteristics S. aureus VAP MAT MATm Characteristic TLV (n=130) VAN (n=111) P TLV (n=71) VAN (n=60) P Demographics Age, yrs, mean (SD) 55 (20) 58 (19) 0.20 56 (17) 60 (17) 0.19 Severity of Illness APACHE II, mean (SD) 16.9 (5.4) 17.7 (6.0) 0.26 17.0 (5.2) 18.0 (6.2) 0.28 ARDS, % 8% 5% 0.31 11% 5% 0.25 Shock, % 6% 8% 0.55 7% 10% 0.54 Multilobar, % 75% 64% 0.13 69% 68% 0.54 Duration of MV prior to VAP, days, mean (SD) 17 (62.7) 11 (12.6) 0.28 10 (5.8) 7 (6.7) 0.29

Baseline Characteristics S. aureus VAP MAT MATm Characteristic TLV (n=130) VAN (n=111) P TLV (n=71) VAN (n=60) P Co-morbidities CHF, % 15% 14% 0.68 15% 15% 0.94 COPD, % 16% 12% 0.32 18% 17% 0.81 Chronic Renal Failure, % 3% 7% 0.14 1% 8% 0.06 Baseline Crs > 2 mg/dl, % 5% 9% 0.27 4% 10% 0.19 > 2 co-morbidities, % 15% 15% 0.98 17% 22% 0.49 Pathogen % MRSA 57% 59% 0.69 55% 57% 0.84 Polymicrobial, % 45% 46% 0.93 -- -- -- Resistant GNR*, % 38% 25% 0.04 -- -- -- *P. aeruginosa, Acinetobacter sp., Stenotrophomonas

Cure Rates in S. aureus VAP 0 10 20 30 40 50 60 70 80 90 100 MAT MATm Study Cohort % Cure TLV VAN n = 130 p=0.23 n = 111 n = 71 n = 60 51.5% 52.3% 62.0% 51.7% p=0.91

Cure Rates in MRSA VAP 0 10 20 30 40 50 60 70 80 90 100 MAT MATm Study Cohort % Cure TLV VAN p=0.04 n = 74 n = 66 n = 39 n = 35 52.7% 42.4% 66.7% 42.9% p=0.22

Stepwise Logistic Regression for Cure in S. aureus VAP NA NA NA <0.01 0.22, 0.74 0.41 Resistant Gm-negative pathogens* MAT MATm Characteristic Adjusted Odds Ratio 95% CI P Adjusted Odds Ratio 95% CI P TLV vs. VAN 0.94 0.55-1.61 0.82 1.56 0.75-3.24 0.24 APACHE II 0.93 0.89-0.98 <0.01 0.90 0.84-0.97 <0.01 *P. aeruginosa, A. baumanii, A. calcoaceticus

Stepwise Logistic Regression for Cure in MRSA VAP 0.04 0.83-0.99 0.91 0.01 0.86-0.98 0.92 APACHE II MAT MATm Characteristic Adjusted Odds Ratio 95% CI P Adjusted Odds Ratio 95% CI P TLV vs. VAN 1.94 0.94-4.14 0.09 3.72 1.28-10.83 0.016 Resistant Gm-negative pathogens* 0.14 0.05-0.44 <0.01 NA NA NA *P. aeruginosa, A. baumanii, A. calcoaceticus

28 Day Mortality in S. aureus VAP 0 10 20 30 40 50 60 70 80 90 100 MAT MATm TLV VAN % Mortality p = 0.225 p = 0.545 26.9% 20.0% 26.8% 21.7%

Stepwise Logistic Regression for Mortality in S. aureus VAP MAT MATm Characteristic Adjusted Odds Ratio 95% CI P Adjusted Odds Ratio 95% CI P TLV vs. VAN 1.85 0.97-3.55 0.06 1.47 0.64-3.30 0.36 Age 1.03 1.01-1.05 <0.01 -- -- -- APACHE II 1.09 1.03-1.16 <0.01 1.08 1.01-1.17 0.03

28 Day Mortality in MRSA VAP 0 10 20 30 40 50 60 70 80 90 100 MAT MATm % of Patients TLV VAN p = 0.458 p = 1.00 32.4% 25.8% 30.8% 28.6%

Stepwise Logistic Regression for 28 Day Mortality in MRSA VAP MAT MATm Characteristic Adjusted Odds Ratio 95% CI P Adjusted Odds Ratio 95% CI P TLV vs. VAN 1.56 0.73-3.36 0.25 1.11 0.41-3.02 0.84 APACHE II 1.07 1.00-1.14 0.04 -- -- --

Common Adverse Events (≥5%) S. aureus VAP MAT population TLV (N=130) VAN (N=111) Anemia 13% 12% Constipation 15% 9% Diarrhea 12% 20% Hypotension 12% 10% Hypokalemia 8% 18% Acute renal failure 8% 5% Hypomagnesemia 6% 10% Serious adverse events similar: TLV 35% vs. VAN 31%, p=0.4 Rates of DC due to AE: TLV 8% vs. VAN 3%, p=0.06 (TLV - 6/11 renal vs. VAN - 1/3 renal)

Review of Renal Events in HAP Studies • All serious renal events were subjected to blinded review for attribution to study medication by panel of independent nephrologists – All cases had numerous co-morbidities and received other potentially nephrotoxic drugs more likely to be associated with renal dysfunction • Overall, only 2 cases in each treatment group found to be possibly associated – Only 1 of 6 TLV cases . DC, judged to be possibly related to study med • TLV renal events . DC, all completely recovered by last visit; persistent in one VAN patient

Conclusions • TLV has comparable efficacy to VAN for SA VAP and for MRSA VAP • Potential difference in MRSA suggests more research in this area warranted • TLV generally well tolerated in this severely ill population • More efforts needed to understand renal interactions • TLV represents promising agent for SA VAP

Backup Slides

Introduction • Ventilator-associated pneumonia (VAP) – Associated with significant morbidity and mortality – Increases duration of mechanical ventilation (MV) and hospital costs – Focus of quality efforts in US hospitals • Staphylococcus aureus (SA) – Leading pathogen in many hospital-acquired infections – Accounts for nearly 20% of all VAP in the US – Approximately 60% of SA VAP in US ICUs are due to methicillin-resistant (MRSA)

Baseline Characteristics MRSA VAP MAT MATm Characteristic TLV (n=74) VAN (n=66) P TLV (n=39) VAN (n=35) P Demographics Age, yrs, mean (SD) 58 (19.3) 62 (17.4) 0.23 58 (17.3) 62 (18.3) 0.35 Severity of Illness APACHE II, mean (SD) 17.2 (5.50) 18.8 (6.08) 0.11 17.0 (5.4) 19.0 (6.4) 0.35 ARDS, % 11% 3% 0.07 18% 3% <0.01 Shock, % 9% 5% 0.26 10% 6% 0.47 Multilobar, % 78% 59% 0.04 72% 63% 0.46 Duration of MV prior to VAP, days, mean (SD) 24 (12.5) 13 (15.0) 0.26 11 (5.1) 10 (6.7) 0.29

Baseline Characteristics: MRSA VAP 0.55 40% 33% 0.65 33% 30% Diabetes, % MAT CE Characteristic TLV (n=74) VAN (n=66) P TLV (n=39) VAN (n=35) P Co-morbidities CHF, % 22% 20% 0.78 21% 20% 0.96 COPD, % 26% 15% 0.13 28% 20% 0.41 Chronic Renal Failure, % 5% 9% 0.40 3% 9% 0.25 Baseline Crs > 2 mg/dl, % 5% 14% 0.09 5% 14% 0.18 > 2 co-morbidities, % 23% 21% 0.80 23% 29% 0.59

Baseline Characteristics (MRSA) 0 10 20 30 40 50 60 70 80 90 100 0.5 1 2 MIC to VAN (µg/mL) % of Patients TLV VAN

SA VAP MAT Patients Who stopped Drug Because of an Adverse Event 14 3 (3%) 11 (8%) Yes 227 108 (97%) 119 (92%) No VAN (n=111) TLV (n=130) Total (N=241) Actual Treatment Received Stopped drug because of Adverse Event 0.06 Chi-Square P-value Statistic

SA VAP MAT Patients With at Least One Serious Adverse Event 80 34 (31%) 46 (35%) Yes 161 77 (69%) 84 (65%) No VAN (n=111) TLV (n=130) Total (N=241) Actual Treatment Received Serious Adverse Event 0.4 Chi-Square P-value Statistic